China Armco Metals, Inc.

ARMCO metals

www.armcometals.com

Safe Harbor Statement

This presentation contains forward looking statements and forecast financial statements concerning the future of the company that are intended to qualify for the safe harbors from liabilities, established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements and forecast financial statements can be identified by such words as "believes", "anticipates", "plans", "expects", or words of similar impact. The future performance of the company is subject to a number of factors including, but not limited to, general economic conditions, financing, competitive activity, and the possibility of future government regulations that may adversely affect the company. For more information about potential risks in investing in our company, please read our periodic filings at http://www.sec.gov

Overview

- China Armco Metals, Inc. operates in China through it's wholly owned subsidiary Armco & Metawise (HK) Ltd. founded in July 2001
- Sale and distribution of metal ores, non-ferrous metals
- Constructing Steel Recycling Facility in China
- Business Sectors
  - Distribution: Import, Sale & Distribution of metal and non-ferrous metals within China
  - Recycling: Metal Recycling Facility

    (1 MM metric tons annual capacity upon completion)
  - Performance:

Performance:	2006 (Audited)	2007 (Audited)
Revenue:	$44.32 MM	$75.28 MM
Net Income:	$861,107	$ 5.46 MM

(Excludes fertilizer distribution business)

Organization

China Armco Metals, Inc.
OTC BB: COXD
(Parent Company)

Armco & Metawise (HK) Ltd.
(PRC)
Wholly owned subsidiary of China Armco & Metals
Import Operations

Armet (Lianyungang) Renewable Resource Co., Ltd.
(PRC)
Wholly owned subsidiary of Armco & Metawise
Recycling Operations

Henan Armco & Metawise Trading Co., Ltd.
(PRC)
Wholly owned subsidiary of Armet
Distribution Operations

Market Data

Symbol:	COXD
Stock Price*:	$7.00/share
O/S shares:	10.4 MM (post offering)
Est. Public Float:	1.8 MM Shares

	2007**	2006**
Revenues*:	$75.28 MM	$44.32 MM
Net Income*:	$5.46 MM	$861,107

* As of last sale on May 29, 2008.

**Excludes fertilizer distribution business.

Why Recycle Metal?

- China steel consumption = 500 MM metric tons/ year
- China steel demand = +100 MM metric tons/ year
- China's 10% annual economic growth supports the expected continued growth of the steel industry
- Favorable Governmental Environment For Metal Recycling
- Foreign Invested Entity = beneficial tax treatment
- Economic Advantage: 75% energy savings
- Ecological Advantage: 86% less pollution

Recycled Steel Usage

2006



Total World Production: 1.1 billion MT
China Production: 400 million MT

2007



Total World Production: 1.34 billion MT
China Production: 489 million MT

Trend of the production of Steel in China


China
40
30
20
10
2003
2004
2005
2006
actual data
deseasonalised data

*Source: www.worldsteel.org

China Steel Recycling Industry

70 Sizeable Scrap Steel Processors


Potential customers for Metso

Criteria of segmentation[1] (volume)	Market segment (# of companies)	Average scrap steel processing volume (kt/yr)	Total scrap steel Processing volume in 2006 (kt/yr)	% of total scrap steel processing capacity in 2006
	Large (5)	875	4,375	11.5%
500kt/y				
	Mid (65)	183	11,895	31.3%
100kt/y				
	Small (>2,000)	<11	21,730	57.2%

Source: Boston Consulting Group

Comparison: Worldwide and China Usage of Recycled Steel


World average usage of Steel Scrap
Steel Scrap
Iron Ore
50%


China Usage of Steel Scrap
Steel scrap
Iron Ore
20%

Source: Metso Minerals, Inc. 2003 presentation

Market Growth for China Recycled Steel Industry

Market growth

REVIVAL OF CHINA SCRAP STEEL MARKET STARTED FROM 2000 ALONG WITH THE FAST GROWTH OF STEEL MAKING INDUSTRY

However, Scrap Steel Usage As % Of Steel Production Has Been Decreasing

China steel production and scrap steel volume development (90'-06')
(million tons)



65
24
95
29
129
29
151
34
182
39
222
48
273
54
353
63
419
67
1990
1995
2000
2001
2002
2003
2004
2005
2006
36.3
30.4
22.9
22.6
21.6
21.6
19.9
17.9
16.0
CAGR
(90-00) (00-06)
Steel production volume
7% 22%
Scrap steel reused for steel making
2% 15%
Total Scrap Steel Usage / Steel production (%)

Source: Reports from scrap steel association, BCG analysis

Why Use Recycled Metal?

Economical:

- Cheaper alternative to rising price of iron ore
- 74% energy savings
- 40% water savings
- PRC Government initiatives
- Continued growth of iron and steel industries = high demand for raw materials, especially recycled materials

Environmental:

- Clean production and reduction of waste products

Rising Price of Iron Ore


Iron Ore Price
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
Price

Source: Wall Street Journal, June 20th, 2008

Sales & Distribution

- Armco & Metawise (HK) Ltd., founded in July 2001
- Henan Armco & Metawise Trading Co., Ltd., founded in 2002
- Sale & distribution of metal and non-ferrous metal ores
- Imports Metal Ore for Resale in China

Investment added value:

- Increase Distribution
- Launch of Recycling Facility
- Improve Profit Margin

Steel Recycling Facility Project

- Construction commenced March 2008
- Commence operations expected in June 2009
- Capacity to recycle/produce up to 1 MM metric tons/ year
- Avg. Price of recycled Steel = $500 per metric ton*
- Estimated Development Cost: $16.3 MM
- Sources of Funds:
    - $3.3 MM Working Capital
    - $7.0 MM Net Proceeds from private offering
    - $6.0 MM Other Sources**

*China Conservative price of steel scrap $500/ton;
http://www.asianmetal.cn/Metal_News/Metal_News_selinfo.asp?ID=488890
** Includes bank financing, vendor financing and cash flow.

Recycling Operations

- Armet (Lianyungang) Renewable Resource Co., Ltd.
- Lianyungang, Jiangsu Province, China
- Metal recycling facility
- Planned annual recycling capacity: 1 MM metric tons/ yr

(Upon completion of construction)

Investment added value:

- Metal recycling production facility will enable:
- Tremendous Increase in the volume of recycled steel
- Pollution control
- Energy saving
- Preferential tax treatment

Recycling Equipment


Texas Shredder
BEST
Lindemann





Selected Financial Data

	2006 (Audited)	2007 (Audited)	% Change
Revenues	$44,317,654	$75,278,853	69.86%
Net Income	$861,107	$5,458,205	533.86%
Current Assets	$4,806,547	$7,663,986	59.45%
Total Assets	$4,858,111	$9,904,565	103.88%
Shareholder Equity	$1,085,316	$5,084,133	368.45%

Excludes fertilizer distribution business.

Outlook

2008 Guidance:	Revenues:	$110 MM
	Net Income:	$ 6 MM
	EPS*:	$0.50
2009 Guidance:	Revenues:	$230 MM
	Net Income:	$14 MM
	EPS**:	$1.00

Assumes completion of $8.4 MM private offering of securities in July 2008
* based on weighted average of 12 mm outstanding shares on a fully diluted basis
** based on weighted average of 14 mm outstanding shares on a fully diluted basis

Peer Comparison

Schnitzer Steel Industries, Inc.
(SCHN)

	2006	2007
Revenue	$1,854 MM	$2,572 MM
Income	$143 MM	$131 MM

As of July 3, 2008	
Stock Price	$114.6
EPS	$4.84
P/E Ratio	23.76
P/S	0.94

Metalico, Inc.
(MEA)

	2006	2007
Revenue	$207.6 MM	$334.2 MM
Income	$10.3 MM	$14.7 MM

As of July 3, 2008	
Stock Price	$17.52
EPS	$0.57
P/E Ratio	28.73
P/S	1.10

Management

Mr. Kexuan Yao, CEO and General Manager

Mr. Yao established Armco & Metawise (HK) Ltd. in 2001. Mr. Yao has been engaged in the import/export of steel and mineral products since 1996 with over twelve years of experience in this industry. Mr. Yao has imported more than 5,000,000 tons of iron ore and scrap as well as metal ore totaling over 1,000,000 tons. Mr. Yao obtained a bachelor's degree from Henan University of Agriculture in 1996.

Mr. Jinlei Zhang, Vice President, Import operations

Mr. Zhang has been the vice president of Armco & Metawise (HK) Ltd. since January, 2003. Mr. Zhang oversees all import operations. Prior to joining Armco, Mr. Zhang served as a sales manager of Qinghai Minerals Co., Ltd. where he was responsible for importing over 2,000,000 tons of iron ore and steel scrap. Mr. Zhang graduated with a bachelor's degree from Beijing University of Foreign Languages in 1989.

Mr. Fengtao Wen, Vice President, Finance

Mr. Wen has served as VP of Finance for Armco & Metawise (HK) Ltd. since 2005. Mr. Wen supervises all financial operations of the company. Mr. Wen was the manager of the financial department of Zhengzhou Smithing Co., Ltd. from 1996 to 2005. Mr. Wen graduated from the Economics Department at Zhengzhou University in 1996.

Growth Strategy

- Increase distribution channels
- Expand import operations globally
- Construct steel recycling facility
- Consolidate fragmented steel recycling industry by acquisition

Summary

- China is the largest steel producer in the world
- Import, Sale & Distribution of metal ores, non-ferrous metals
- Construction of steel recycling facility
- Growth potential
- Proven business management
- Low valuation

China Armco Metals, Inc.

ARMCO
metals

Richard Galterio
431 Fairway Drive, Suite 200
Deerfield Beach, FL 33441
Tel:954-363-7333

www.armcometals.com